UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 29, 2007

GENESIS BIOVENTURES, INC.

(Exact name of registrant as specified in its charter)

New York	000-30252	98-0225226
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10940 Wilshire Boulevard, Suite 600, Los Angeles, CA		90024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (310) 443-4102

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On June 29, 2007, Mr. Barrett Evans and Mr. Jeffrey Conrad were appointed to serve as members of the Registrant’s Board of Directors. Messrs. Evans and Conrad will serve until the next annual meeting of the Registrant’s shareholders. The Registrant has agreed to compensate each board member in accordance with its Director Compensation Policy of cash compensation of $1,500 per month or the equivalent of $2,250 per month if paid in shares of common stock.

Barrett Evans, 35, has been a director of ours since June of 2007.  Mr. Evans is eFund Capital Management’s managing partner.  He began his career with Cruttenden Roth, a California regional emerging growth focused investment bank.  He has significant relationships with institutional investors in private equity and debt offerings and has engaged in all facets of investment banking from private debt and equity financing to Initial Public Offerings, retail brokerage and institutional trading, Mezzanine financing and bridge capital.  Mr. Evans is a graduate of the University of California, Santa Barbara.

Mr. Jeffrey Conrad, 34, has been a director of ours since June of 2007.  Mr. Conrad is a securities attorney and partner in eFund Capital Management, LLC.  He has accumulated successful experience in all facets of investment banking including portfolio management, mergers and acquisitions, financial analysis, and legal analysis.  He was formerly with Gibson, Dunn and Crutcher and Universal Pictures.  Mr. Conrad is a graduate of the University of California, Los Angeles and received his Juris Doctorate degree from Loyola Law School.

This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as “believe,” “may,” “could,” “will,” “intend,” “expect,” “anticipate,” “plan,” and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of wireless networks or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesis BioVentures, Inc.
(Registrant)

Date	July 9, 2007

/s/ Douglas Lane
(Signature)
Print Name: Douglas C. Lane
Title: Chief Executive Officer